UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the RegistrantX

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

x Definitive Information Statement

ADVANCED SERIES TRUST

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

xNo fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount Previously Paid:

(2)Form, Schedule or Registration Statement No.:

(3)Filing Party:

(4)Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

February 28, 2025

To the Shareholders:

At a meeting held on August 23, 2024, the Board of Trustees (the Board) of the Advanced Series Trust (the Trust), including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved a new subadvisory agreement (the New Subadvisory Agreement) for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio) with Putnam Investment Management, LLC, (the New Subadviser) that became effective December 9, 2024.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreement to replace the subadvisory agreements with Massachusetts Financial Services Company (MFS) and Wellington Management Company LLP (Wellington). Effective December 9, 2024, the New Subadviser was added as a new subadviser to serve alongside the Portfolio’s existing subadvisers, J.P. Morgan Investment Management Inc. (J.P. Morgan), Jennison Associates LLC (Jennison), Morgan Stanley Investment Management Inc. (Morgan Stanley), PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM FI), PGIM Real Estate (PGIM Real Estate), PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), and Systematica Investments Limited, acting as general partner of Systematica Investments LP (Systematica). In connection with the New Subadvisory Agreement, the Board also approved certain revisions to the principal investment strategies of the Portfolio to reflect the different mix of subadvisers and an amendment to the investment management agreement relating to the Portfolio reflecting a revised management fee rate schedule to reduce the management fees paid by the Portfolio, each change being effective December 9, 2024. The Manager will continue to manage the Portfolio and supervise the Portfolio’s subadvisers. The New Subadvisory Agreement does not affect the subadvisory agreements with J.P. Morgan, Jennison, Morgan Stanley, PGIM FI, PGIM Real Estate, PGIM Quantitative Solutions and Systematica.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTASAAIS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

February 28, 2025

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), a series of the Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio’s investment managers to hire subadvisers that are either indirectly or directly wholly-owned subsidiaries or not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, and without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street, 6th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement for the Portfolio. At a meeting held on August 23, 2024 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved a new subadvisory agreement for the Portfolio (the New Subadvisory Agreement) with Putnam Investment Management, LLC (Putnam and the New Subadviser) that became effective December 9, 2024.

As the investment manager to the Portfolio, the Manager has entered into the New Subadvisory Agreement to replace the subadvisory agreement with each of Massachusetts Financial Services Company (MFS) and Wellington Management Company LLP (Wellington). Effective December 9, 2024, the New Subadviser was added as a new subadviser to serve alongside the Portfolio’s existing subadvisers, J.P. Morgan Investment Management Inc. (J.P. Morgan), Jennison Associates LLC (Jennison), Morgan Stanley Investment Management Inc. (Morgan Stanley), PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM FI), PGIM Real Estate (PGIM Real Estate), PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), and Systematica Investments Limited, acting as general partner of Systematica Investments LP (Systematica).1 The New Subadvisory Agreement does not affect the subadvisory agreements with J.P. Morgan, Jennison, Morgan Stanley, PGIM FI, PGIM Real Estate, PGIM Quantitative Solutions and Systematica. The Manager will continue to manage the Portfolio and supervise the Portfolio’s subadvisers.

The investment objective of the Portfolio has not changed. In connection with the New Subadvisory Agreement, the Board approved certain revisions to the principal investment strategies of the Portfolio to reflect the different mix of subadvisers and an amendment to the investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio reflecting a revised management fee rate schedule to reduce the management fees paid by the Portfolio, each effective as of December 9, 2024. The Management Agreement and the subadvisory agreements between the Manager, J.P. Morgan, Jennison, Morgan Stanley, PGIM FI, PGIM Real Estate, PGIM Quantitative Solutions and Systematica were each last approved by the Trustees, including a majority of the Independent Trustees, at the June 2024 Board meeting.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about March 6, 2025 to shareholders invested in the Portfolio as of December 9, 2024.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

1On November 20, 2024, the Board of Trustees of the Trust approved the termination of Western Asset Management Company/Western Asset Management Company Limited as a subadviser to the Portfolio.

APPROVAL OF THE NEW SUBADVISORY AGREEMENT

At the Meeting, the Board considered presentations from the Manager concerning proposed changes to the Portfolio including: (i) adding Putnam as an additional subadviser to the Portfolio pursuant to the New Subadvisory Agreement, to serve alongside J.P. Morgan, Jennison, Morgan Stanley, PGIM FI, PGIM Real Estate, PGIM Quantitative Solutions and Systematica; (ii) revising the fee schedule to the subadvisory agreements between the Manager and each of PGIM Quantitative Solutions, Jennison, J.P. Morgan, and PGIM FI; (iii) revising the fee schedule to the management agreement between the Portfolio and the Manager; and (iv) certain subadviser, subadvisory agreement fee schedule, and management agreement fee schedule changes for other asset allocation portfolios that are series of AST.

In advance of the Meeting, the Board requested and received materials relating to the New Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration.

At the Meeting, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement after concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders.

Before approving the New Subadvisory Agreement, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by the Manager and the New Subadviser; comparable performance information; the fees to be paid by the Manager to the New Subadviser; profitability; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the Manager and New Subadviser. The Board also considered information provided by the Manager with respect to other funds managed by the Manager, which information had been provided throughout the year at regular Board meetings. In connection with its deliberations, the Board considered information provided by the Manager and the New Subadviser at, or in advance of, the Meeting. The Board had the opportunity to ask questions and request further information in connection with its considerations. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the New Subadvisory Agreement.

The Board determined that the overall arrangements with the Manager and between the Manager and the New Subadviser, were appropriate in light of the services to be performed and the fee arrangements under the New Subadvisory Agreement, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the New Subadvisory Agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by J.P. Morgan, Jennison, Morgan Stanley, PGIM FI, PGIM Real Estate, PGIM Quantitative Solutions and Systematica under the current Subadvisory Agreements with those subadvisers for the Portfolio (the Prior Subadvisory Agreements, and collectively with the New Subadvisory Agreement, the Subadvisory Agreements) and those that would be provided by the New Subadviser under the New Subadvisory Agreement. The Board noted that the nature and extent of services provided to the Portfolio under the Prior Subadvisory Agreements, and those that would be provided to the Portfolio by the New Subadviser under the New Subadvisory Agreement, were similar in that the Subadvisers are required to provide day- to-day portfolio management services to the Portfolio, and to comply with all Portfolio’s policies, and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board noted that it had also received favorable compliance reports regarding the New Subadviser.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the New Subadviser, and the background information that it had reviewed regarding the New Subadviser, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the New Subadviser. The Board further concluded that it was satisfied with the nature, extent, and quality of the investment services expected to be provided to the Portfolio under the New Subadvisory Agreement.

Investment Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered hypothetical and comparative performance information for the repositioned Portfolio, including composite performance information on the Portfolio based on the New Subadviser addition and Subadviser allocations, as well as a comparison of such performance information against the Portfolio’s benchmark indices and peer universes. The Board concluded that it was satisfied with the performance information it received.

The Board noted that it would consider performance information on the New Subadviser as part of future annual contract renewals.

Subadvisory Fees

The Board considered the proposed subadvisory fee rates payable by the Manager to the New Subadviser under the New Subadvisory Agreement. The Board concluded that the proposed subadvisory fee rates were reasonable.

Profitability

Because the engagement of the New Subadviser with respect to the Portfolio is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. The Board noted that, since the New Subadviser is not affiliated with the Manager, the revenues derived by the New Subadviser under the New Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, including the New Subadviser, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates the New Subadviser out of its management fee.

The Board noted that it would consider profitability information as part of future annual reviews of the New Subadvisory Agreement.

Economies of Scale

The Board considered the potential economies of scale as the Portfolio grows in size. The Board considered that, while the subadvisory fee schedules for the New Subadviser under the New Subadvisory Agreement did not contain breakpoints, the subadvisory fees are paid by the Manager, not the Portfolio, and as such, the subadvisory fee schedules do not directly impact the Portfolio’s expense ratios.

Other Benefits to the New Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Subadviser, and its affiliates, in connection with the repositioning. The Board concluded that any potential benefits to be derived by the New Subadviser, and its affiliates, were consistent with those generally derived by advisers to other mutual funds and to other AST Portfolios.

The Board also concluded that any potential benefits to be derived by the New Subadviser were similar to the benefits derived by the Manager and other subadvisers in connection with their management of other AST Portfolios, which are reviewed on an annual basis, and which were considered at the June 2024 Board meeting in connection with the renewal of the subadvisory agreements for other AST Portfolios for which the Manager and the Subadvisers provide advisory services. The Board also concluded that any potential benefits to be derived by the Manager and the New Subadviser included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by advisers and subadvisers to mutual funds.

The Board noted that it would review ancillary benefits in connection with future annual reviews of the Subadvisory Agreements.

***

Conclusion

After full consideration of these factors, the Board approved the New Subadvisory Agreement for an initial two-year period upon concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders.

The form of New Subadvisory Agreement is attached as Exhibit A.

Information about the New Subadviser

Putnam Investment Management, LLC (Putnam) is a Delaware Limited Liability Company formed on November 29, 2000 and based in Boston, MA. Putnam is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940. Putnam serves as an adviser and administrator for the Putnam Funds and Putnam 529 for America.

Putnam is a wholly-owned subsidiary of Putnam U.S. Holdings I, LLC, which is a wholly-owned subsidiary of Templeton Worldwide, Inc., which is a wholly-owned subsidiary of Legg Mason, Inc., which is a wholly-owned subsidiary of Franklin Resources, Inc.

Franklin Resources, Inc. is the holding company for various subsidiaries that form the global investment management organization known as Franklin Templeton. As of December 31, 2024, Franklin Templeton managed total assets of $188,125.5 million.

Additional information about Putnam is attached as Exhibit B.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 6th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of December 31, 2024, PGIM Investments serves as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to Prudential’s closed-end investment companies, with aggregate assets of approximately $311.1 billion. PGIM Investments is an indirect wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2024, ASTIS serves as investment manager to certain Prudential U.S. open-end investment companies with aggregate assets of approximately $112.8 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., which is a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composi tion of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the New Subadviser. In this capacity, the Manager reviews the performance of the Portfolio and the New Subadviser and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the New Subadviser, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the New Subadviser. The Manager utilizes this data in directly supervising the Portfolio and the New Subadviser. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished b y the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager include:

·furnishing of office facilities;

·paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

·monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;

·providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

·monitoring, together with the New Subadviser, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

·preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

·preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

·preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

·preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in supp ort of the Board’s oversight of the Trust; and

·organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadviser;

·all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;

·the fees, costs and expenses payable to the New Subadviser pursuant to the New Subadvisory Agreement; and

·with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the New Subadviser.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;

·the fees and expenses of Trustees who are not affiliated persons of the Manager or the New Subadviser;

·the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

·the charges and expenses of the Trust’s legal counsel and independent auditors;

·brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

·all taxes and corporate fees payable by the Trust to governmental agencies;

·the fees of any trade associations of which the Trust may be a member;

·the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

·the cost of fidelity, directors and officers, and errors and omissions insurance;

·the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

·allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and

·litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s b usiness and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

In connection with the Board's approval of the New Subadvisory Agreement of the Portfolio, the Board also approved a reduction in the investment management fee rate to be paid by the Portfolio under the Management Agreement effective as of December 9, 2024. The table below sets forth the prior investment management fee rate, the new investment management fee rate, and the management fees received by the Manager for the fiscal year ended December 31, 2024.

Aggregate
Investment
Portfolio	Prior Investment Management Fee	New Investment Management Fee	Management Fees
	Rate*	Rate**	Paid for the Fiscal

Year Ended
December 31, 2024

AST Academic	0.9325% of average daily net assets to $300	0.8025% on first $15 billion of average	$18,318,645
Strategies Asset	million;	daily net assets;
Allocation Portfolio	0.9225% on next $200 million of average	0.7825% on next $5 billion of average
	daily net assets;	daily net assets;
	0.9125% on next $250 million of average	0.7625% on next $5 billion of average
	daily net assets;	daily net assets;
	0.9025% on next $2.5 billion of average	0.7425% on next $5 billion of average
	daily net assets;	daily net assets;
	0.8925% on next $2.75 billion of average	0.7225% on next $5 billion of average
	daily net assets;	daily net assets;
	0.8625% on next $4 billion of average daily	0.7025% on next $5 billion of average
	net assets;	daily net assets
	0.8425% on next $2.5 billion of average	0.6825% over $40 billion of average net
	daily net assets;	assets
0.8225% on next $2.5 billion of average
daily net assets;
0.8025% on next $5 billion of average daily
net assets;
0.7825% on next $5 billion of average daily
net assets;
0.7625% on next $5 billion of average daily
net assets;
0.7425% on next $5 billion of average daily
net assets;
0.7225% on next $5 billion of average daily
net assets;
0.7025% over $40 billion of average daily
net assets

*The Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2025. The Manager has also contractually agreed to waive 0.0002% of its investment management fee through June 30, 2025. The Manager and the Distributor have also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.13% of the Portfolio's average daily net assets through June 30, 2025. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

**The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.13% of the Portfolio's average daily net assets through June 30, 2026. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The Manager and the Distributor have also contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other portfolios of the Trust due to the Portfolio’s investment in any such portfolios. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.

New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are substantially similar to the material terms of the Prior Subadvisory Agreement for the Portfolio between the Manager, MFS and Wellington. The New Subadviser is compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio it manages. The subadvisory fee rates under the Prior Subadvisory Agreement, the subadvisory fee rates under the New Subadvisory Agreement, and the subadvisory fees paid to Western Asset Management Company, LLC (WAMCO) and Western Asset Management Company Limited (WAML), MFS, Wellington, J.P. Morgan, Jennison, Morgan Stanley, PGIM FI, PGIM Real Estate, PGIM Quantitative Solutions and Systematica, for the fiscal year ended December 31, 2024, is set forth below:

Subadviser	Prior Subadvisory Fee Rate	Current Subadvisory Fee Rates*	Subadvisory Fees Paid for the
			Fiscal Year Ended
			December 31, 2024
WAMCO/WAML1	Macro Opportunities	N/A	160,980

	0.60% of average daily net assets to $100
	million;
	0.40% of average daily net assets over
	$100 million

MFS	0.30% of average daily net assets to	N/A	$145,985
	$100 million;
	0.285% of the next $150 million of
	average daily net assets;
	0.27% of the next $250 million of
	average daily net assets;
	0.25% of average daily net assets over
	$500 million
Wellington	0.19% of average daily net assets	N/A	$2,173

PGIM Quantitative Solutions	For Asset Allocation Services	For Asset Allocation Services	$4,332,735
	0.075% of average daily net assets	0.075% of average daily net assets
	For Quantitative Equity and Overlay	For Quantitative Equity and Overlay
	Management (including the overlay	Management (including the overlay
	sleeve):	sleeve):

	0.32% of average daily net assets to $1	0.214% of average daily net assets
	billion;
	0.27% of average daily net assets on next
	$5 billion;
	0.245% of average daily net assets over $6
	billion
J.P. Morgan	0.20% of average daily net assets to $500	0.195% of average daily net assets on all	$88,580
	million;	assets
	0.18% of the next $500 million of average
	daily net assets;
	0.17% of average daily net assets over $1
	billion
Jennison	0.35% of average daily net assets to $100	0.25% of average daily net assets	$279,195
	million;
	0.30% of the next $100 million of average
	daily net assets;
	0.275% of the next $300 million of
	average daily net assets;
	0.25% of the next $2.5 billion of average
	daily net assets;
	0.23% of average daily net assets over $3
	billion
PGIM FI2	0.17% of average daily net assets to $750	0.1425% of average daily net assets	$716,761
	million;
	0.16% of the next $750 million of average
	daily net assets;
	0.14% of average daily net assets over $1.5
	billion
PGIM Real Estate3	0.38% of average daily net assets	0.38% of average daily net assets	$655,933
Morgan Stanley	0.55% of average daily net assets to $50	0.55% of average daily net assets to $50	$429,236
	million;	million;
	0.525% of average daily net assets over	0.525% of average daily net assets over
	$50 million to $200 million;	$50 million to $200 million;
	8
	0.50% of average daily net assets over	0.50% of average daily net assets over
	$200 million	$200 million
Systematica4	0.65% of average daily net assets to $100	0.65% of average daily net assets to $100	$455,366
	million;	million;
	0.55% of average daily net assets from	0.55% of average daily net assets from
	$100 million to $200 million;	$100 million to $200 million;
	0.50% of average daily net assets over	0.50% of average daily net assets over
	$200 million	$200 million
Putnam	N/A	0.34% of average daily net assets	$8,175

1On November 20, 2024, the Board of Trustees of the Trust approved the termination of Western Asset Management Company/Western Asset Management Company Limited as a subadviser to the Portfolio.

2PGIM FI Income is a business unit of PGIM, Inc.

3PGIM Real Estate is a business unit of PGIM, Inc.

4Each of Systematica Investments GP Limited, acting through its Geneva branch, Systematica Investments Singapore Pte. Ltd, and Systematica Investments UK LLP (collectively, the Systematica Permitted Delegates) serve as a sub-subadviser to the Portfolio pursuant to a sub-subadvisory agreement with Systematica Investments Limited, acting as general partner of Systematica Investments LP. The fees for the services of the Systematica Permitted Delegates are paid by Systematica, not the Portfolio or the Manager.

*Notes to Current Subadvisory Fee Rates:

PGIM FI: For purposes of calculating the advisory fee payable to PGIM Fixed Income, the assets managed by PGIM Fixed Income for the following funds were a consideration for the flat fee applied:

(i)AST Academic Strategies Asset Allocation Portfolio; (ii) AST Advanced Strategies Portfolio; (iii) AST Balanced Asset Allocation Portfolio; (iv) AST Capital Growth Asset Allocation Portfolio; (v) AST Preservation Asset Allocation Portfolio; (vi) AST Prudential Growth Allocation Portfolio; and (vii) AST Quantitative Modeling Portfolio.

J.P. Morgan: The New Subadviser’s fee reflects negotiations with the adviser that considered the scope and importance to the subadviser of its relationship with funds in the complex. J.P. Morgan has agreed to waive its subadvisory fee in an amount equal to the revenue received for investments in funds or ETFs affiliated with J.P. Morgan. Although not expected, this may result in a negative effective subadvisory fee, or payment from J.P. Morgan to the Manager.

For the purpose of calculating the subadvisory fee for the portfolios managed by J.P. Morgan, a fee discount of a minimum of 10% is applied on the combined average daily net assets of the following J.P. Morgan managed portfolios: AST Academic Strategies Asset Allocation Portfolio; AST Advanced Strategies Portfolio; AST Balanced Asset Allocation Portfolio; AST Capital Growth Asset Allocation Portfolio; AST Core Fixed Income Portfolio; AST International Equity Portfolio; AST J.P. Morgan Aggressive Multi-Asset Portfolio; AST J.P. Morgan Conservative Multi-Asset Portfolio; AST J.P. Morgan Fixed Income Central Portfolio; AST J.P. Morgan Moderate Multi-Asset Portfolio; AST Large-Cap Equity Portfolio; AST Large-Cap Growth Portfolio; AST Large-Cap Value Portfolio; and AST Preservation Asset Allocation Portfolio.

Franklin Templeton and affiliated investment advisors (ClearBridge Investments, LLC, Putnam, and Western Asset Management Company, LLC/Western Asset Management Company Limited (collectively, "Western Asset")): For purposes of calculating the advisory fee payable to any Franklin Templeton and affiliated investment advisors (ClearBridge Investments, LLC, Putnam, and Western Asset) managed portfolio/sleeves, the advisory fee will be greater of: (a) the aggregated assets managed by Franklin Templeton and affiliated investment advisors (ClearBridge Investments, LLC, Putnam, and Western Asset) on all Advanced Series Trust portfolios subject to the following schedule: Up to $2 billion – 0%; between $2 - $4 billion – 5%; between $4 - $5 billion – 10%; between $5 - $10 billion – 15%; and over $10 billion – 20%; or (b) Franklin Templeton and affiliated investment advisors (ClearBridge Investments, LLC, Putnam, and Western Asset) maintains a certain market share as agreed upon between the Manager and Franklin Templeton and affiliated investment advisors. Market share will be calculated based on assets managed by Franklin Templeton and affiliated investment advisors as a percentage of assets included in certain AST portfolios.

The New Subadvisory Agreement provides, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, the New Subadviser is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the New Subadviser will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement relating to the Portfolio, and (iii) the New Subadvisory Agreement may be terminated at any time by the New Subadviser, respectively, or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadviser will not be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 6th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the New Subadviser.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer, Chief	President, Chief Executive Officer and Officer
	Operating Officer, Officer-in-Charge	in Charge (since January 2012) of PGIM
Investments LLC; President and Principal
Executive Officer (since March 2022) of the
PGIM Alternatives Funds and (since January
2012) of the PGIM Retail Funds; formerly
Chief Operating Officer for PGIM Investments
LLC (January 2012 - January 2024); formerly
Executive Vice President of Jennison
Associates LLC and Head of Retail
Distribution of PGIM Investments LLC (June
2005-December 2011); Investment Company
Institute - Board of Governors (since May
2012).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of the New Subadviser.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since May 2009) of
PGIM Investments LLC; Vice President (since
June 2012) of Prudential Investment
Management Services LLC; Executive Vice
President (since September 2009) of AST
Investment Services, Inc.; Senior Vice
President, Global Product Management and
Marketing (since February 2006) of PGIM
Investments LLC; Vice President (since March
2022) of the PGIM Alternatives Funds and
(since March 2010) of the PGIM Retail Funds;
formerly Vice President of Product
Development and Product Management, PGIM
Investments LLC (2003-2006).
Timothy S. Cronin	Director, President, Chief Executive Officer,	Vice President of Prudential Annuities (since
	Chief Operating Officer, Officer-in-Charge	May 2003); Senior Vice President of PGIM
Investments LLC (since May 2009); Chief
Investment Officer and Strategist of Prudential
Annuities (since January 2004); Director of
Investment & Research Strategy (since
February 1998); President of AST Investment
Services, Inc. (since March 2006).
Dylan J. Tyson	Director and Executive Vice President	Director, President, and Chief Executive
Officer (since December 2019) of Pruco Life
Insurance Company, Pruco Life Insurance
Company of New Jersey, Prudential Annuities
Holding Company, Inc., Prudential Annuities
Information Services & Technology
Corporation, Prudential Annuities Life
Assurance Corporation, Prudential Annuities,
Inc. and Prudential Life Insurance Company of
Taiwan Inc.; Senior Vice President, Annuities
(since December 2019) of Prudential Financial,
Inc. and The Prudential Insurance Company of
America.
* Mr. Benjamin’s principal address is 655 Broad Street, 6th Floor, Newark, NJ 07102.
Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

10
Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief
Executive Officer, Chief
Operating Officer, Officer-in-
Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant	Chief Legal Officer, Executive Vice	Vice President, Secretary and
	Secretary	President and Secretary	Corporate Counsel
Andrew R. French	Secretary	Assistant Secretary and Vice	Assistant Secretary
President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Debra Rubano	Assistant Secretary	Assistant Secretary and Vice	N/A
President
Dino Capasso	Chief Compliance Officer	Vice President	N/A
Christian J. Kelly	Chief Financial Officer	Global Head of Fund Administration	Vice President
and Vice President
Elyse M. McLaughlin	Treasurer & Principal Accounting	Assistant Treasurer	N/A
Officer

*Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon Corp., 240 Greenwich Street, New York, New York 10286 serves as Custodian for the Trust's portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), 655 Broad Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD), 1 Corporate Drive, Shelton, CT, 06484, serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments and ASTIS. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid

AST Academic Strategies Asset Allocation Portfolio	$5,956,436

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker- dealers:

Portfolio	Amount Paid

AST Academic Strategies Asset Allocation Portfolio	$709,112
Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102 or by calling (800) 346-3778 (toll free).

Shareholder Information

Information on the share ownership of the Portfolio is set forth in Exhibit C to this information statement.

Andrew R. French

Secretary

Dated: February 28, 2025

EXHIBIT A

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 15th day of November, 2024 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Putnam Investment Management, LLC, a Delaware limited liability company (Putnam or the Subadviser);

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust;

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Co-Managers (or Subadviser) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Co-Managers (or the Subadviser) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is a commodity trading advisor exempt from registration with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(e) hereof as the Co-Managers may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co - Managers. The Subadviser will not advise, nor take any action on behalf of, the Co-Managers in any legal proceedings, including bankruptcies or class actions, involving securities or other investments held or formerly held in Trust or the issuers of those securities.

(i)The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co- Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. For the avoidance of doubt, the Co-Managers acknowledge that the Subadviser is not responsible for calculating the Fund’s Net Asset Value or for maintaining the official books and records of the Trust.

(j)The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k)The Subadviser shall comply with the Trust’s Documents provided to the Subadviser by the Co-Managers. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l)The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the

Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as “Confidential Information.” Confidential Information includes the Co-Managers’ business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information;

(b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information. At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential

Information to the minimum number of the Subadviser’s Employees who require such access in order to provide the services to the Co-Managers.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.

(h)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 72 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a “Security Incident”).

Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers reasonable details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers’ designated representatives in the Co-Managers’ review of information concerning the Security Incident and (iii) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall reasonably provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

(j)For the purpose of auditing the Subadviser’s compliance with this Section, and no more often than annually, the Subadviser shall provide to the Co-Managers, on reasonable notice: (b) reasonable assistance and cooperation of the Subadviser’s relevant staff; and (c) reasonable facilities at the Subadviser’s premises.

5.(a) The Subadviser will not engage any third party to provide discretionary investment management services to the Portfolio without the express written consent of the Manager. The Subadviser may employ an affiliate or a third party to perform duties such as accounting, reporting, proxy voting and other ancillary services without the prior consent of the Manager. In either case, the Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve the Subadviser of any of its obligations under this Agreement. The Subadviser will remain solely responsible for the services provided to the Portfolio. The Subadviser agrees that it remains liable to the Manager for an affiliate's or third party's compliance with this Agreement, applicable regulations and requirements to the same extent as if the Subadviser itself had acted or failed to act instead of the affiliate or third party.

(b)Notwithstanding any other provision of the Agreement, the Subadviser: (i) may provide information about the Manager and the Trust to any affiliate or any unaffiliated third party for purposes of this Section 5; and (ii) shall ensure that any affiliate or unaffiliated third party to which services have been delegated hereunder is subject to confidentiality and non-disclosure obligations that are substantially similar to the confidentiality and non-disclosure obligations to which the Subadviser is subject under this Agreement.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co -Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co- Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 6th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 6th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Putnam Investment Management, LLC, 100 Federal Street, Boston, MA 02110, Attention: Legal Department.

8.Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: President

PUTNAM INVESTMENT MANAGEMENT, LLC

By: /s/ Steven McKay

Name: Steven McKay

Title: Co-Head of US Retirement Insurance & College Savings

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Putnam Investment Management, LLC (Putnam), PGIM Investments LLC and AST Investment Services, Inc. will pay Putnam a subadvisory fee on the net assets managed by Putnam that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*

AST Academic Strategies Asset	0.34% of average daily net assets
Allocation Portfolio

*In the event Putnam invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Putnam will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Putnam with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: November 15, 2024

EXHIBIT B

MANAGEMENT OF PUTNAM INVESTMENT MANAGEMENT, LLC (PUTNAM)

Putnam Investment Management, LLC (Putnam) is a Delaware Limited Liability Company formed on November 29, 2000 and based in Boston, MA. Putnam is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940. Putnam serves as an adviser and administrator for the Putnam Funds and Putnam 529 for America.

Putnam is a wholly-owned subsidiary of Putnam U.S. Holdings I, LLC, which is a wholly-owned subsidiary of Templeton Worldwide, Inc., which is a wholly-owned subsidiary of Legg Mason, Inc., which is a wholly-owned subsidiary of Franklin Resources, Inc.

Franklin Resources, Inc. is the holding company for various subsidiaries that form the global investment management organization known as Franklin Templeton. As of December 31, 2024, Franklin Templeton managed total assets of $188,125.5 million.

The table below lists the names, addresses, and positions of Putnam’s principal executive officer and each of its directors.

Name & Address *	Position
R. Shepherd Perkins	President, Chief Investment Officer and Head of Putnam Equity Investments
James F. Clark	Chief Compliance Officer
Leeor P. Avigdor	Treasurer
Lindsey Oshita	Chief Financial Officer
Thomas C. Merchant	Chief Legal Officer
Sonal Desai	Executive Vice President
Adam J. Petrvk	Executive Vice President

*The principal mailing address of the principal executive officer and each director is 100 Federal Street, Boston, MA 02110.

COMPARABLE FUNDS FOR WHICH PUTNAM

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which Putnam provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee
	(as of December 31, 2024)	Paid to Putnam
Account A	$189.18	First $150 million 60 bps
		Next $150 million 50 bps
		Over $300 million 40 bps
Account B	$281.23	74 bps*
Account C	$676.39	69 bps

*Reflects the management fee for the fund, per the most recent fund documents. The most recent fund documents are available at: https://www.franklintempleton.com/investments/options/mutual-funds?filter=INVESTMENT_GROUP:Putnam%20Investments

B-1

EXHIBIT C

SHAREHOLDER INFORMATION

As of February 21, 2025, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of February 21, 2025, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage

AST Academic Strategies	FORTITUDE LIFE INSURANCE &	TEN EXCHANGE PLACE	39,971,509.265/33.87%
Asset Allocation Portfolio	ANNUITY	SUITE 2210
JERSEY CITY NJ 07302
	PRUCO LIFE INSURANCE COMPANY	7TH FLOOR	70,660,570.809/59.87%
	PLAZ ANNUITY	213 WASHINGTON ST
	ATTN SEPARATE ACCOUNTS	NEWARK NJ 07102-0000
	PRUCO LIFE INSURANCE COMPANY	7TH FLOOR	7,350,201.689/6.23%
	PLNJ ANNUITY	213 WASHINGTON ST
	ATTN SEPARATE ACCOUNTS	NEWARK NJ 07102-0000

C-1

ADVANCED SERIES TRUST

AST Academic Strategies Asset Allocation Portfolio

655 Broad Street

6th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT (THE NOTICE)

The Information Statement referenced in this Notice is available at:

 www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements for the AST Academic Strategies Asset Allocation Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the Portfolio’s new subadviser and new subadvisory agreement.

As discussed in the Information Statement, at a meeting held on August 23, 2024, the Board of Trustees (the Board) of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved a new subadvisory agreement for the Portfolio (the New Subadvisory Agreement) with Putnam Investment Management, LLC (Putnam and the New Subadviser) that became effective December 9, 2024.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreement to replace the subadvisory agreements with each of Massachusetts Financial Services Company and Wellington Management Company LLP. The New Subadvisory Agreement will not affect the subadvisory agreements with J.P. Morgan Investment Management Inc., Jennison Associates LLC, Morgan Stanley Investment Management Inc., PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Real Estate, PGIM Quantitative Solutions LLC, and Systematica Investments Limited, acting as general partner of Systematica Investments LP who will continue to subadvise the Portfolio alongside the New Subadviser. In connection with the New Subadvisory Agreement, the Board also approved certain revisions to the principal investment strategies of the Portfolio to reflect the different mix of subadvisers and an amendment to the investment management agreement between the Manager and the Trust relating to the Portfolio reflecting a revised management fee rate schedule to reduce the management fees paid by the Portfolio, each change being effective December 9, 2024. The Manager will continue to manage the Portfolio and supervise the Portfolio’s subadvisers

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement provides such notice of the changes and presents information regarding the New Subadviser and the New Subadvisory Agreement.

This Notice is being mailed on or about March 6, 2025, to all shareholders of record as of the close of business on December 9, 2024. A copy of the Information Statement will remain on the Portfolio’s website for you to view and print until June 4, 2025.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102, or by calling (800) 346-3778 (toll free). You can request a complete copy of the Information Statement until June 4, 2025. To ensure prompt delivery, you should make your request no later than May 26, 2025. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

THIS NOTICE AND THE INFORMATION STATEMENT ARE FOR YOUR INFORMATION ONLY. YOU ARE NOT

REQUIRED TO TAKE ANY ACTION.

ASTASAAIS-N